UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is being provided by Great Plains Energy Incorporated (“Great Plains Energy”) and Kansas City Power & Light Company (“KCP&L”).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.

Item 8.01    Other Events

As previously disclosed, on July 9, 2017, Great Plains Energy, Westar Energy, Inc. (“Westar Energy”), Monarch Energy Holding, Inc., and King Energy, Inc., entered into an Amended and Restated Agreement and Plan of Merger (“Agreement”). In connection with the proposed merger, on August 25, 2017, Westar Energy and Great Plains Energy filed a joint application with the Kansas Corporation Commission (the “KCC”) requesting approval of the transactions contemplated by the Agreement.
On March 7, 2018, Great Plains Energy, Westar Energy, the KCC staff, the Citizens’ Utility Ratepayer Board, or CURB, Sunflower Electric Power Corporation, Mid-Kansas Electric Company, LLC, Kansas Power Pool, Brightergy, LLC and Midwest Energy, Inc. entered into a settlement agreement (the “Settlement Agreement”) to settle certain issues related to the joint application.   The Settlement is subject to review and approval by the KCC. To access the Settlement Agreement, visit Great Plains Energy’s investor relations website (www.greatplainsenergy.com) under “About Great Plains Energy” under the tab, “Westar Energy Merger”. The information contained on Great Plains Energy’s website is not part of, or incorporated by reference into, this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Chief Compliance Officer and Corporate Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Chief Compliance Officer and Corporate Secretary
Date: March 7, 2018